U.S. SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                            FORM 8-K
      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): Janaury 5, 2001

                             COMMISSION FILE NUMBER:

                                 Mercury Software
              (Exact name of registrant as specified in its charter)

            California                            95-4691878
--------------------------------------       ----------------
(State or jurisdiction of incorporation      (I.R.S. Employer
or organization                               I.D. No.)

Room 1502, Sunning Court, Hoi Ping Road
Causeway Bay, Hong Kong
(Address of principal executive offices)          (Zip Code)
--------------------------------------       ----------------
Registrant's telephone number: 852-2808-4329

                    827 State Street, Santa Barbara, CA 93101
 (Former name or former address, if changed since last report)












[CAPTION]
Item 1.    Changes in Control of Registrant

     On or about January 5, 2001, Jeffrey Volpe and Agata Gotova assigned all of their shares in the company to Cassandra Dean-Rankin and Alan George Dean, for the aggregate sum of $25,000.

     On or about January 5, 2001, Jeffrey Volpe and Agata Gotova resigned as officers and directors of the company and were replaced by Cassandra Dean-Rankin and Alan George Dean.


Item 2.    Acquisition or Disposition of Assets

Not applicable.

Item 3.    Bankruptcy or Receivership

           Not Applicable

Item 4.    Changes in Registrant's Certifying Accountant

           Not Applicable

Item 5.    Other Events

     Effective January 5, 2001,the company effected a 15-1 forward split of its common share capital, resulting in a change of the authorized capital to 375,000,000 shares authorized, par value $.00006 per share, and outstanding shares of 17,656,500.

     As a result of the share sale, the company added a director to its board of directors and effected a change in management, as follows:

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS;
          COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Name                     Age                 Position

Cassandra Dean-Rankin    37                  President, Director

Alan Dean                73                  Secretary, Treasurer,
                                             Director

Cassandra Dean-Rankin. Ms. Dean-Rankin is the current President and Direcotr of the company since January 6, 2001. She is the current owner of Orient Rich Enterprise, and import-export company specializing in beauty and health products throughout Asia and Australia. Since 1990, she has worked as regional sales and marketing director for Phillip Wain International. From 1989 through February, 1990, she was employed for Lis Claiborne.

Alan Dean. Mr. Dean is the current Secretary, Treasurer and Director of the company since January 6, 2001. He is a retired Royal Australian Naval Officer.


    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

The following table sets forth certain information regarding the beneficial ownership of the shares of Common Stock of Russian Imports as of the date of this disclosure(1), by (I) each person who is known by Russian Imports to be the beneficial owner of more than five percent (5%) of the issued and outstanding shares of common stock, (ii) each of Nortech's directors and executive officers, and (iii) all directors and executive officers as a group.

Name and Address              Number of Shares          Percentage Owned
________________              ________________          ________________

Cassandra Dean-Rankin         7,413,390                41.99%
Room 1502, Sunning Court
Hoi Ping Road
Causeway Bay, Hong Kong

Alan George Dean              7,413,390                41.99%
14 Curlew Street, Woorim
Birbie Island, QLD 4507

Officers and Directors as a
Group                         14,826,780               83.98%


Based on outstanding shares of 17,656,500



Item 6.    Resignations of Registrant's Directors

           Effective January 5, 2001, Jeffrey Volpe and Agata Gotova resigned as officers and directors of the company.

Item 7.    Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired.

    Not applicable.

     (b) Pro forma Financial Information.

    Not applicable.

       Exhibits.

     There is attached hereto the following exhibits:

     Exhibit 1.     Resignation of Jeffrey Volpe

     Exhibit 2.     Resignation of Agata Gotova



     Exhibit 3.     Certificate of Amendment to Articles of Incorporation



                           SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2001

Mercury Software

/Cassandra Dean-Rankin/
-----------------------------
By: Cassandra Dean-Rankin
    President



[CAPTION]
EXHIBIT 1.

I hereby resign as an officer and director of Mercury Software as of January 5, 2001.

                                        /Jeffrey Volpe/

[CAPTION]
Exhibit 2.

I hereby resign as an officer and director of Mercury Software as of January 5, 2001.

                                        /Agata Gotova/

[CAPTION]
Exhibit 3.

FILED #C1799-97
dec 12 2000
IN THE OFFICE OF
DEAN HELLER
DEAN HELLER SECRETARY OF STATE


                          CERTIFICATE OF AMENDMENT TO
                        CERTIFICATE OF INCORPORATION OF
                                MERCURY SOFTWARE
                              A Nevada corporation


     The undersigned hereby certifies as follows:
     ONE: That they are the President and Secretary, respectively, of MERCURY SOFTWARE, a Nevada corporation.
     TWO: That, at a meeting of the Shareholders and the Board of Directors held on November 11, 2000, which was ratified by a subsequent shareholder's meeting on November 25, 2000, the Corporation resolved to amend article FOURTH of its Articles of Incorporation, as follows:
     RESOLVED, that the corporation amend its Articles of Incorporation, Articles FOURTH, as follows:
     FOURTH: The amount of total authorized capital stock is three hudred seventy five million (375,000,000) shares, each with a par value of $.00006 per share, in order to reflect a fifteen to one (15-1) forward split of the share capital of the corporation.
     THREE: This amendment was approved by the required vote of shareholders in accordance with the corporations law of the state of Nevada. The total amount of outstanding shares is One Million One Hundred Seventh Seven Million
one hundred shares (1,177,100).    The number of shares of each class voting
for the amendment equaled or exceeded the vote required, that being over fifty percent (50%). The amendment was approved by a vote of Eight Hundred Five Thousand (805,000) shares, equaling 68.38% of all shares entitled to vote.

                                   /Jeffrey Volpe/
Dated: November 25, 2000
                                                       JEFFREY VOLPE,
President



                                   /Agata Gotova/
Dated: November 25, 2000                __________________________________
                                   AGATA GOTOVA, Secretary


     We, the undersigned, hereby declare, under penalty of perjury, in accordance with the laws of the State of California, that we are the President and Secretary of the above-referenced corporation, that we executed the above-referenced Certificate of Amendment to Articles of

Incorporation, that we have personal knowledge of the information contained therein, and that the information contained therein is true and correct

                                   /Jeffrey Volpe/


                                   JEFFREY VOLPE, President

                                   /Agata Gotova/
                                   __________________________________
                                   AGATA GOTOVA, Secretary